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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 June 29, 2001
                           -------------------------
                               (Date of Report)

                          FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Washington                    000-22349               91-0222175
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 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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         (Address of Principal Executive Offices, including Zip Code)

                                (206) 404-7000
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On June 29, 2001, Fisher Communications, Inc. announced that the previously announced sale of Fisher's distribution assets and its subsidiary, Sam Wylde Flour Co. Inc. to Puratos Group for $8 million including working capital was concluded.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     99.1 Press Release, dated June 29, 2001, regarding announcement of sale of distribution assets.

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FISHER COMMUNICATIONS, INC.


Dated: July 3, 2001                    By  /s/ David D. Hillard
                                           -------------------------------------
                                       David D. Hillard
                                       Senior Vice President, CFO and
                                       Assistant Secretary
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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     99.1 Press Release, dated June 29, 2001, regarding announcement of sale of distribution assets.